THIRD AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF

SEPTEMBER 27, 2012

AMONG

EV PROPERTIES, L.P.,

as Borrower,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Signatory Hereto

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) dated as of September 27, 2012, is among EV PROPERTIES, L.P., a Delaware limited partnership (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

Recitals

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 26, 2011 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of December 21, 2011 and by that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of March 29, 2012, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.           The Guarantors are parties to that certain Second Amended and Restated Guaranty and Collateral Agreement dated as of April 26, 2011 made by the Borrower and each of the other Obligors in favor of the Administrative Agent (as heretofore amended, modified or supplemented, the “Guaranty Agreement”).

C.           The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

D.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.          Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Third Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Credit Agreement.

Section 2.          Amendments to Credit Agreement.

2.1           Amendments to Section 1.02.

(a)          The definition of “Agreement” is hereby amended in its entirety to read as follows:

“Agreement” means this Second Amended and Restated Credit Agreement, including the Schedules and Exhibits hereto, as amended by the First Amendment, the Second Amendment, the Third Amendment, and as the same may be amended, modified or supplemented from time to time.

(b)          The following definition is hereby added where alphabetically appropriate to read as follows:

“Third Amendment” means that certain Third Amendment to Second Amended and Restated Credit Agreement, dated as of September 27, 2012, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

2.2           Amendment to Section 9.05. Section 9.05(n) is hereby amended and restated in its entirety to read as follows:

“(n)          Investments in Cardinal, UEO and other joint venture entities related to the Utica midstream operations of the Borrower, Cardinal, UEO or their respective Affiliates, not to exceed $350,000,000 in the aggregate at any time.”

Section 3.          Conditions Precedent. This Third Amendment shall become effective on the date (such date, the “Third Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

3.1           The Administrative Agent shall have received from the Majority Lenders and the Obligors counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Persons.

3.2           Both before and immediately after giving effect to this Third Amendment, no Default shall have occurred and be continuing.

3.3           The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective (and the Third Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.          Miscellaneous.

4.1           Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the Third Amendment Effective Date.

4.2           Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document and agrees that each Loan Document remains in full force and effect as expressly amended hereby; (c) agrees that from and after the Third Amendment Effective Date each reference to the Credit Agreement in the Guaranty Agreement and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Third Amendment; and (d) represents and warrants to the Lenders that as of the date hereof: (i) all of the representations and warranties contained in each Loan Document are true and correct in all material respects (without duplication of materiality), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) no event, development or circumstance has have occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

4.3           Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Third Amendment.

4.4           No Oral Agreement. This Third Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

4.5           GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

4.6           Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7           Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8           Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed effective as of the Third Amendment Effective Date.

BORROWER:	EV PROPERTIES, L.P.

	By:	EV Properties GP, LLC, its general partner

		By:	/s/ MICHAEL E. MERCER
		Name:	Michael E. Mercer
		Title:	Senior Vice President and Chief
Financial Officer

GUARANTORS:	EV ENERGY PARTNERS, L.P.

	By:	EV Energy GP, L.P., its general partner

	By:	EV Management, L.L.C., its general partner

		By:	/s/ MICHAEL E. MERCER
		Name:	Michael E. Mercer
		Title:	Senior Vice President and Chief
Financial Officer

EV PROPERTIES GP, LLC

By:	/s/ MICHAEL E. MERCER
	Name:	Michael E. Mercer
	Title:	Senior Vice President and Chief
Financial Officer

Third Amendment to Second Amended and Restated Credit Agreement

Signature Page

BORROWER:

Enervest Production
Partners, Ltd.

By:	EVPP GP, LLC, its general partner

By:	/s/ MICHAEL E. MERCER
	Name:	Michael E. Mercer
	Title:	Senior Vice President and Chief
Financial Officer

EVPP GP, LLC

By:	/s/ MICHAEL E. MERCER
	Name:	Michael E. Mercer
	Title:	Senior Vice President and Chief
Financial Officer

cgas properties, l.p.

By:	EVCG GP, LLC, its general partner

By:	/s/ MICHAEL E. MERCER
	Name:	Michael E. Mercer
	Title:	Senior Vice President and Chief
Financial Officer

Third Amendment to Second Amended and Restated Credit Agreement

Signature Page

Enervest-Cargas, Ltd.

By:	EVPP GP, LLC, its general partner

By:	/s/ MICHAEL E. MERCER
	Name:	Michael E. Mercer
	Title:	Senior Vice President and Chief
Financial Officer

EVCG GP, LLC

By:	/s/ MICHAEL E. MERCER
	Name:	Michael E. Mercer
	Title:	Senior Vice President and Chief
Financial Officer

Enervest Monroe Marketing, Ltd.

By:	EVPP GP, LLC, its general partner

By:	/s/ MICHAEL E. MERCER
	Name:	Michael E. Mercer
	Title:	Senior Vice President and Chief
Financial Officer

ENERVEST MONROE GATHERING, LTD.

By:	EVPP GP, LLC, its general partner

By:	/s/ MICHAEL E. MERCER
	Name:	Michael E. Mercer
	Title:	Senior Vice President and Chief
Financial Officer

Third Amendment to Second Amended and Restated Credit Agreement

Signature Page

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A., as
Administrative Agent and a Lender

	By:	/s/ MICHAEL A. KAMAUF
	Name:	Michael A. Kamauf
	Title:	Authorized Officer

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ BESTY JOCHER
	Name:	Betsy Jocher
	Title:	Director

COMPASS BANK, as a Lender

	By:	/s/ ANN VAN WAGENER
	Name:	Ann Van Wagener
	Title:	Vice President

Third Amendment to Second Amended and Restated Credit Agreement

Signature Page

CITIBANK, N.A., as a Lender

By:	/s/ JOHN F. MILLER
Name:	John F. Miller
Title:	Attorney-in-fact

COMERICA BANK, as a Lender

By:	/s/ JUSTIN CRAWFORD
Name:	Justin Crawford
Title:	Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ DAVID GURGHIGIAN
Name:	David Gurghigian
Title:	Managing Director

By:	/s/ MICHAEL D. WILLIS
Name:	Michael Willis
Title:	Managing Director

ING CAPITAL LLC, as a Lender

By:	/s/ JULIE BIESER
Name:	Julie Bieser
Title:	Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ KRISTAN SPIVEY
Name:	Kristan Spivey
Title:	Authorized Signatory

Third Amendment to Second Amended and Restated Credit Agreement
Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ TERRY DONOVAN
Name:	Terry Donovan
Title:	Managing Director

UNION BANK, N.A., as a Lender

By:	/s/ ZACHARY HOLLY
Name:	Zachary Holly
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ JUSTIN M. ALEXANDER
Name:	Justin M. Alexander
Title:	Senior Vice President

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ CHARLES W. PATTERSON
Name:	Charles W. Patterson
Title:	Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ DOREEN BARR
Name:	Doreen Barr
Title:	Director

By:	/s/ MICHAEL SPAIGHT
Name:	Michael Spaight
Title:	Associate

Third Amendment to Second Amended and Restated Credit Agreement
Signature Page

FROST BANK, as a Lender

By:	/s/ ANDREW A. MERRYMAN
Name:	Andrew A. Merryman
Title:	Sr. Vice President

Third Amendment to Second Amended and Restated Credit Agreement
Signature Page